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                                                                 Exhibit 8
                               PARTICIPATION AGREEMENT

                                        Among

                         OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                          OPPENHEIMER MANAGEMENT CORPORATION

                                         and

                   CONFEDERATION LIFE INSURANCE AND ANNUITY COMPANY

          THIS AGREEMENT, made and  entered into this 7th day of July, 1989 by and among  Confederation Life Insurance and Annuity Company, a

          Georgia Corporation (hereinafter the "Company") on its own behalf and on  behalf of one  or more  segregated asset accounts  of the

          Company (hereinafter the "Account"), Oppenheimer Variable Account

          Funds, a  Massachusetts business  trust (hereinafter  the "Fund")

          and  Oppenheimer Management  Corporation, a  Colorado Corporation

          (hereinafter the "Adviser").

               WHEREAS,  the  Fund  is  an  open-end  management investment company and is  available to  act as the  investment vehicle  for separate  accounts now in existence  or to be  established at any date hereafter for variable  life insurance policies and variable

          annuity   contracts   (collectively,   the  "Variable   Insurance

          Products")   offered   by   insurance    companies   (hereinafter

          "Participating Insurance Companies"); and

               WHEREAS, the beneficial interest in the Fund is divided into several  series of  shares,  each designated  a "Portfolio"  (the

          Portfolios covered by this Agreement  are specified in Schedule A attached hereto  as may be modified from  time to time), and each



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          representing  the  interests  in  a particular  managed  pool  of securities and other assets; and

               WHEREAS, the Fund has obtained an order from  the Securities and Exchange Commission, dated July 16, 1986 (File No. 812-6234),

          granting  Participating Insurance Companies  and variable annuity and variable life insurance separate accounts exemptions from the provisions  of  sections 9(a),  13(a),  15(a), and  15(b)  of the

          Investment  Company Act  of  1940, as  amended, (hereinafter  the

          "1940 Act") and Rules  6e-2(b)(15) and 6e-3(T)(b)(15) thereunder,

          to  the extent necessary to permit shares  of the Fund to be sold to  and held  by  variable annuity  and  variable life  insurance separate  accounts  of  both  affiliated  and  unaffiliated  life insurance  companies (hereinafter  the "Shared  Funding Exemptive

          Order"); and

               WHEREAS, the  Fund is  registered as an  open-end management investment  company  under  the  1940  Act  and  its  shares  are

          registered  under   the  Securities  Act  of   1933,  as  amended

          (hereinafter the "1933 Act"); and

               WHEREAS,  the Adviser  is duly  registered as  an investment adviser under the federal Investment Advisers Act of 1940;

               WHEREAS, the Company has registered or will register certain variable annuity  and/or life insurance contracts  under the 1933

          Act (hereinafter "Contracts"); and

               WHEREAS, the  Account is a duly  organized, validly existing segregated asset account, established  by resolution of the Board of  Directors  of the  Company, to  set  aside and  invest assets


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          attributable to the aforesaid variable contracts (the Contract(s)

          and  the Account(s)  covered by  the Agreement  are specified  in

          Schedule  B  attached hereto,  as may  be  modified from  time to time); and

               WHEREAS,  the Company  has registered  or will  register the

          Account as a unit investment trust under the 1940 Act; and

               WHEREAS,  to the  extent permitted  by  applicable insurance laws and regulations,  the Company intends to purchase  shares in the Portfolios on behalf of the Account to fund the Contracts and the Fund is  authorized to  sell such shares  to unit  investment trusts such as the Account at net asset value;

               NOW, THEREFORE,  in consideration of  their mutual promises,

          the Fund, the Adviser and the Company agree as follows:



          ARTICLE I.     Sale of Fund Shares

                    1.1  The Fund agrees to sell to  the Company, on behalf

          of  the Account,  those  shares of  the  Fund which  the  Account orders, executing such orders on  a daily basis at the  net asset value next computed after receipt by the Fund or its agent of the order for the shares of  the Fund.  For purposes of  this Section

          1.1, the  Company shall be  an agent of  the Fund for  receipt of such orders and receipt by such agent shall constitute receipt by the Fund; provided that the Fund receives  written (or facsimile)

          notice  of such  order by  9:30 a.m.  New York  time on  the next

          following Business Day.   "Business  Day" shall mean  any day  on

          which  the New  York Stock  Exchange is open  for trading  and on


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          which the Fund  calculates its  net asset value  pursuant to  the rules of the Securities and Exchange Commission.

                    1.2  The  Fund  agrees to  make  Fund  shares available

          indefinitely  for purchase at the  applicable net asset value per share by  the Company, on behalf of the Account, on those days on which the Fund  calculates its  net asset value  pursuant to  the rules  of  the Securities  and Exchange  Commission and  the Fund

          shall use reasonable efforts to calculate such net asset value on each day  which the New York Stock  Exchange is open for trading.

          Notwithstanding the foregoing, the Board of Trustees of the  Fund

          (hereinafter  the "Trustee")  may refuse  to sell  shares of  any

          Portfolio  to any person, or suspend or terminate the offering of shares  of any Portfolio if such action  is required by law or by regulatory  authorities having  jurisdiction or  is, in  the sole discretion of the Trustees  acting in good faith and  in light of their  fiduciary duties  under federal  and any  applicable state

          laws,   in  the  best  interests  of  the  shareholders  of  such

          Portfolio.

                    1.3. The Fund agrees  that shares of  the Fund will  be

          sold only to Participating Insurance Companies and their separate accounts.

                    1.4. The  Fund  shall  not  sell  Fund  shares  to  any

          insurance  company  or  separate  account  unless  a  contractual obligation is in effect  with respect to such  sales to abide  by the conditions of  the Shared  Funding Exemptive  Order that  are addressed in Section 3.4 and Article VII of this Agreement.


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                    1.5. The  Fund  agrees  to  redeem  for  cash,  on  the

          Company's request, any full or fractional shares of the Fund held by the Company, executing such  requests on a daily basis at  the net  asset value next computed  after receipt by  the Fund or its

          agent  of the  request  for redemption.    For purposes  of  this

          Section  1.5, the  Company  shall be  the agent  of the  Fund for receipt  of  requests for  redemption and  receipt by  such agent shall  constitute receipt  by the  Fund;  provided that  the Fund receives notice of such  request for redemption by 9:30  a.m. New

          York time on the next following Business Day.

                    1.6. The Company shall  pay for the Fund  shares on the

          next Business Day after  an order to  purchase shares is made  in

          accordance with the  provisions of Section  1.1 hereof.   Payment

          shall be  in federal funds transmitted by wire or by a credit for

          any  shares redeemed.   For  purpose of  Section 2.8,  upon final

          settlement of receipt by the Fund  of the federal funds so wired,

          such  federal funds shall cease  to be the  responsibility of the

          Company and shall become the responsibility of the Fund.

                    1.7. The Company shall not permit any person other than

          a Contract Holder to give instructions to the Company which would required the Company to redeem or exchange shares of the Fund.

                    1.8. Issuance and transfer of the Funds' shares will be

          by book entry only.  Stock certificates will not be issued to the

          Company or the  Account.   Shares ordered from  the Fund will  be

          recorded  in  an  appropriate  title  for   the  Account  or  the

          appropriate subaccount of the Account.


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                    1.9. The  Fund  shall  furnish   same  day  notice  (by

          facsimile or  telephone followed by written  confirmation) to the

          Company of  any income,  dividends or capital  gain distributions

          payable  on  the Funds'  shares.   The  Company hereby  elects to

          receive  all such dividends  and distributions as  are payable on the Portfolio shares in additional shares of that Portfolio.  The

          Fund shall notify the Company  of the number of shares  so issued as payment of such dividends and distributions.

                    2.0. The Fund shall make the  net asset value per share

          for each Portfolio available to the  Company on a daily basis  as soon  as reasonably practical after the net asset value per share is  calculated and shall  use its best  efforts to make  such net asset value per share available by 5:30 p.m. New York time.



          ARTICLE II.    Representations and Warranties

                    2.1  The  Company  represents  and  warrants  that  the

          Contracts are or will be registered under the 1933 Act (or exempt therefrom),  that  the  Contracts  will be  issued  and  sold  in compliance in  all material respects with  all applicable federal and state laws and that the sale of the Contracts shall comply in

          all   material   respects   with  state   insurance   suitability

          requirements.   The Company further represents  and warrants that

          it  is an insurance company  duly organized and  in good standing under  applicable  law  and  that  it  has  legally  and  validly established  the  Account as  a  segregated  asset account  under

          Section 33-11-35 of the Georgia Code Annotated and has registered


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          or, prior to any issuance or sale of the Contracts, will register the  Account as  unit  investment trust  in  accordance with  the provisions  of the 1940 Act (unless exempt therefrom) to serve as a segregated investment account for the Contracts.

                    2.2. The Fund represents and warrants that Fund  shares

          sold  pursuant to  this Agreement  shall be registered  under the

          1933 Act, duly  authorized for  issuance and  sold in  compliance with  all applicable federal  and state securities  laws and that the  Fund  is, and  shall take  all  reasonable steps  to remain,

          registered  under the  1940  Act.    The  Fund  shall  amend  the

          Registration  Statement for its shares under the 1933 Act and the

          1940 Act  from time to  time as required  in order to  effect the continuous offering of its  shares.  The Fund shall  register and qualify  the shares for  sale in accordance with  the laws of the various  states only if and to the extent deemed advisable by the

          Fund.

                    2.3. The Fund  and the Adviser represent  that the Fund

          is currently  qualified as  a Regulated Investment  Company under

          Subchapter  M of the Internal  Revenue Code of  1986, as amended,

          (the "Code") and that every effort will be made to  maintain such qualification  (under Subchapter  M or  any successor  or similar provision) and that the  Fund or Adviser will notify  the Company immediately upon having a reasonable basis for believing that the

          Fund  has ceased  to so  qualify or  that the  Fund might  not so qualify in the future.




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                    2.4. If the Fund  elects to adopt  any plan under  Rule

          12b-1 under  the 1940 Act  to finance distribution  expenses, the

          Fund will then undertake to have a board  of Trustees, a majority of whom are  not interested  persons of the  Fund, formulate  and approve any such plan.

                    2.5. The  Fund represents  that it  will sell  the Fund

          shares to the Account in accordance with all applicable state and federal securities  laws, including  without limitation  the 1933

          Act, the 1934 Act, and the 1940 Act.

                    2.6. The Fund represents that it  is lawfully organized

          and  validly  existing under  the  laws  of the  Commonwealth  of

          Massachusetts  and that it does and intends to continue to comply with the 1940 Act.

                    2.7. The Adviser represents and warrants that it is and

          intends to  remain duly  registered under all  applicable federal

          and  state  securities  laws  and  that   it  shall  perform  its

          obligations  for the Fund in compliance with any applicable state and federal securities laws.

                    2.8. The Fund  and Adviser each  represent and  warrant

          that   all  of  its  respective  Directors,  Trustees,  officers,

          employees, investment  advisers, and  transfer agent of  the Fund are and  shall continue to be  at all times covered  by a blanket fidelity bond (which may, at the Fund's election, be in the  form of  a joint insured bond) or similar  coverage for the benefit of the Fund  in  an amount  not less  than the  minimal coverage  as required  currently by Section 17(g)  and Rule 17g-1  of the 1940


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          Act  or related  provisions as  may be  promulgated from  time to

          time.   The aforesaid Bond shall include coverage for larceny and

          embezzlement and shall be issued by a reputable bonding company.



          ARTICLE III.   Prospectus and Proxy Statements; Voting

                    3.1. The  Fund or  the Adviser,  at its  expense, shall

          provide a typewritten copy  of the Fund's current  prospectus and other  assistance as  is reasonably  necessary  in order  for the

          Company  once each year (or more frequently if the prospectus for the Fund is supplemented  or amended) to have the  prospectus for the Contracts and  the Fund's prospectus printed  together in one

          document (such printing  to be  at the Company's  expense).   The

          Adviser shall be permitted to review and approve the typeset form of the Fund's Prospectus prior to such printing.

                    3.2. The  Fund's   prospectus  shall  state   that  the

          Statement  of Additional  Information for  the Fund  is available from the Fund (or its transfer agent) and shall print and provide such Statement to  the Company and to any owner  of a Contract or prospective owner  who requests  such Statement at  the Company's expense.

                    3.3. The  Fund or  the Adviser,  at its  expense, shall

          provide the Company with  a typewritten copy of the  Fund's proxy material,  reports to  shareholders and  other communications  to shareholders for printing and  distributing to Contract owners at

          he Company's expense.   The Adviser shall be permitted  to review




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          and  approve  the  typeset  form  of  such  proxy  material   and

          shareholder reports prior to such printing.

                    3.4. If and to the extent required by law (or the Shred

          Funding Exemptive Order) the Company shall:

                         (i)       solicit    voting   instructions    from
                                   Contract owners;

                         (ii)      vote the Funds shares in accordance with
                                   instructions   received   from  Contract
                                   owners; and

                         (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received;

          so long  as and to  the extent that  the Securities  and Exchange

          Commission continues to  interpret the 1940 Act to  require pass-

          through  voting privileges  for  variable contract  owners.   The

          Company  reserves the  right  to vote  Fund  shares held  in  any

          segregated    asset  account in  its  own  right,  to the  extent

          permitted  by law.   The  parties acknowledge  that Participating

          Insurance Companies  shall be responsible, with  the guidance and assistance  of the Fund, for assuring that each of their separate accounts participating  in the Fund calculates  voting privileges in a manner consistent with the standards set forth on Schedule C attached hereto,  which standards  will also be  followed by  the other Participating Insurance Companies.



          ARTICLE IV.    Sales Material and Information

                    4.1. The Company  shall furnish,  or shall cause  to be

          furnished,  to  the Fund  or its  designee,  each piece  of sales

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          literature or other promotional material in which the Fund or the

          Adviser is names, at  least ten Business Days  prior to its  use.

          No such material shall be used if the Fund or its designee object to  such use  within  ten Business  Days  after receipt  of  such material.

                    4.2. The Company shall not give any information or make

          any  representations  or  statements on  behalf  of  the Fund  or concerning  the Fund in connection with the sale of the Contracts other than  the information  or representations contained  in the registration statement or prospectus for the Fund shares, as such

          registration   statement  and  prospectus   may  be   amended  or

          supplemented from time to time, or in reports or proxy statements for the Fund, or in sale literature or other promotional material approved  by the Fund or its designee, except with the permission of the Fund.

                    4.3. The Adviser and Fund shall furnish  or cause to be

          furnished,  to the Company or  its designee, each  piece of sales literature  or promotional  material  which the  Adviser or  Fund prepared  or caused to be  prepared, in which  the Company and/or its separate account(s) is expressly named, at least ten Business

          Days  prior to its  use.  No  such material shall be  used if the

          Company or its designee  objects to such use within  ten Business

          Days after receipt of such material.

                    4.4. Neither  the  Adviser  or  Fund   shall  give  any

          information or make any representations on  behalf of the Company concerning the Company, the Account, or the Contracts, other than


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          information or representations contained  in (i) the registration statement or  prospectus for the Contracts,  as such registration statement and prospectus may be amended or supplemented from time to time, (ii) reports for the Account approved by the Company for distribution  to Contract  owners,  or (iii)  sale literature  or other  promotional  material  approved  by  the  Company  or  its designee, except with the permission of the Company.

                    4.5. The  Fund will provide to the Company at least one

          complete  copy  of  all  registration  statements,  prospectuses,

          Statements  of Additional Information, reports, proxy statements,

          sales  literature and  other promotional  materials in  which the

          Company and/or its separate account(s) is named, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, prior to or contemporaneously  with the filing  of such document  with the

          Securities   and  Exchange   Commission   or   other   regulatory

          authorities.   The Fund shall also promptly inform the Company of

          the results  of any  examination by  the Securities  and Exchange

          Commission (or other regulatory  authorities), of or referring to the Fund or  the Adviser, and  shall provide the  Company with  a copy  of  any  "deficiency  letter" or  other  correspondence  or written report regarding any such examination which refers to the

          Fund.

                    4.6. For purposes of this Article IV, the phrase "sales

          literature  or other  promotional material"  means advertisements

          (such as material published, or designed for use in, a newspaper,


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          magazine, or  other periodical,  radio, television,  telephone or tape recording, videotape display, signs or billboard), and sales literature (such as brochures, circulars, market letters and form letters), distributed or made generally available to customers or the public.



          ARTICLE V.     Fees and Expenses

                    5.1. The Fund  and Adviser  shall pay no  fee or  other

          compensation to the Company under this agreement, and the Company shall pay no  fee or other compensation  to the Fund  or Adviser,

          except as provided herein.

                    5.2. All expenses incident to performance by each party

          of  its respective duties under  this Agreement shall  be paid by

          that party.   The Fund shall  see to it  that all its  shares are

          registered  and  authorized  for   issuance  in  accordance  with

          applicable federal law and, if and to the extent advisable by the

          Fund, in  accordance with  applicable state laws  prior to  their

          sale.   The  Fund  shall  bear  the  expenses  for  the  cost  of

          registration and qualification of the Fund's shares,  preparation and filing  of the Fund's prospectus  and registration statement,

          proxy  materials   and  reports,  and  the   preparation  of  all

          statements and notices required by any federal or state law.

                    5.3. The   Company   shall   bear   the   expenses   of

          typesetting, printing and  distributing the Fund's prospectus  to owners and prospective owners of Contracts  issued by the Company




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          and of  typesetting and  distributing the Fund's  proxy materials and reports to such Contract owners.

                    5.4. In the event the Fund adds one or  more additional

          Portfolios  and  the  Company  desires to  make  such  Portfolios available  to its  Contract  owners as  an underlying  investment medium, a new Schedule A or an amendment to  this Agreement shall be  executed by the parties authorizing the issuance of shares of

          the  new Portfolios  to  the Account.    The amendment  may  also

          provide  for the sharing of expenses for the establishment of new

          Portfolios  among Participating  Insurance Companies  desiring to

          invest in such  Portfolios   and the  provision of  funds as  the

          initial investment in the new Portfolios.

                    5.5. The  Adviser undertakes  to reimburse the  Fund so

          that  the ordinary operating  expenses of  each Portfolio  in any fiscal year, exclusive of taxes, interest, brokerage commissions,

          and   any   extraordinary   non-recurring   expenses,   including

          litigation ("Ordinary Operating Expenses"), will not exceed 2% of the first  $10 million  of that  Portfolio's average  net assets,

          plus 1.5% of the next  $20 million of net assets, plus 1%  of the average  net assets of that  Portfolio over $30  million for such year, provided,  however, that the undertaking  described in this

          Section  5.5  is  voluntary  and  may  be  amended,  modified  or terminated by the Adviser upon six month's advance written notice of the Fund.

                    5.6. The  Company undertakes  that for  so long  as the

          investment advisory fee schedule currently in effect for the Fund


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          are  not greater  than the fees  charged as  of the  date of this

          Agreement,  the Company  shall reimburse  the Fund  in an  amount equal to  (i) the total amount,  if any, to be  reimbursed to the

          Fund so that the Ordinary Operating Expenses of each Portfolio in any fiscal year, after any reimbursement by  the Adviser pursuant to Section 5.5.  and prior  to any other  reimbursement, will  be limited to 0.75%  of the  average net assets  of that  Portfolio,

          multiplied  by (ii)  the  ratio  of  the  average  value  of  the

          Contracts invested  in that Portfolio to  the Portfolio's average net assets, provided, however,  that the undertaking described in this Section 5.6  is voluntary  and may be  amended, modified  or terminated  by the Company upon six months' written notice to the

          Fund  and the Adviser, and  further provided that  after any such amendment,  modification or  termination, the  Fund is  no longer obligated  to sell shares of that Portfolio to the Company or the

          Account.



          ARTICLE VI.    Diversification

                    6.1. The  Fund and  the  Advisor represent  and warrant

          that  the Fund  will at  all times  invest its  assets in  such a manner  as  to  ensure that  the  Contracts  will  be treated  as annuity, endowment,  or life  insurance contracts under  the Code

          and  the regulations  issued  thereunder.   Without limiting  the

          scope  of the foregoing, the Fund will comply with Section 817(h)

          of  the Code and Regulation 1.817-5, dated March 2, 1989 relating

          to   the  diversification  requirements   for  variable  annuity,
          endowment,  or life  insurance  contracts and  any amendments  or other modifications to such Section or Regulations.



          ARTICLE VII.   Potential Conflicts

                    7.1. The Board  of Trustees  of the Fund  (the "Board")

          will  monitor   the  Fund  for  the  existence  of  any  material

          irreconcilable  conflict between  the interests  of  the Contract

          owners  of all  separate  accounts investing  in  the Fund.    An

          irreconcilable  material  conflict may  arise  for  a variety  of

          reasons,  including:  (a)  an   action  by  any  state  insurance

          regulatory authority; (b) a change in applicable federal or state insurance, tax,  or securities laws  or regulations, or  a public

          ruling,   private  letter  ruling,  no-action  or  interpretative

          letter,  or any similar  action by insurance,  tax, or securities

          regulatory  authorities;   (c)  an  administrative   or  judicial

          decision  in any relevant proceeding; (d) the manner in which the investments  of any Portfolio are being managed; (e) a difference in voting instructions given by Participating Insurance Companies or  by  variable annuity  contract  and  variable life  insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners.  The Board shall promptly inform  the  Company  if  it determines  that  an  irreconcilable material conflict exists and the implications thereof.

                    7.2. The  Company will  report  any potential  existing

          conflicts of  which it is aware  to the Board.   The Company will

          assist  the  Board  in   carrying  out  its  responsibilities  in


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          monitoring  such conflicts  under  the  Shared Funding  Exemptive

          Order,  by  providing  the Board  in  a  timely  manner with  all information reasonably  necessary for  the Board to  consider any

          issues  raised.   This  includes,  but  is  not  limited  to,  an

          obligation by the Company to  inform the Board whenever  Contract owner voting  instructions are  disregarded and by  confirming in writing,  at the Fund's request,  that the Company  is unaware of any such potential or existing material irreconcilable conflicts.

                    7.3. If it is determined by a majority of the Board, or

          a  majority  of  its  disinterested  Trustees,  that  a  material irreconcilable conflict  exists,  the Company  and  the  relevant

          Participating Insurance Companies shall,  at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or  eliminate the irreconcilable material  conflict, up to and including:  (1) withdrawing  the assets allocable to  some or all  of the separate accounts from  the Fund or any Portfolio and

          reinvesting  such  assets  in  a  different   investment  medium,

          including  (but not limited to) another Portfolio of the Fund, or submitting  the  question  whether  such  segregation  should  be implemented to a  vote of  all affected Contract  owners and,  as appropriate,  segregating the  assets  of  any appropriate  group

          (i.e., annuity  contract owners, life insurance  contract owners,

          or  variable  contract  owners   of  one  or  more  Participating

          Insurance Companies) that votes in favor  of such segregation, or offering to  the affected  Contract owners the  option of  making


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          such a change; and (2), establishing a new registered  management investment company or managed separate account.

                    7.4. If  a  material  irreconcilable   conflict  arises

          because  of a decision by the Company to disregard Contract owner voting  instructions  and  that  decision  represents  a minority position  or would preclude a  majority vote, the  Company may be required,  at  the Fund's  election,  to  withdraw the  Account's investment in  the Fund  and terminate this  Agreement; provided,

          however, that such withdrawal and termination shall be limited to the  extent  required by  the  foregoing  material irreconcilable conflict as determined by a majority of the disinterested members

          of  the Board.   Any  such withdrawal  and termination  must take

          place within six (6)  months after the Fund gives  written notice that  this provision is being  implemented, and until  the end of the  six month  period  the Fund  shall  continue to  accept  and implement orders by the  Company for the purchase  and redemption of shares of the Fund.

                    7.5. If  a  material  irreconcilable   conflict  arises

          because  a  particular   state  insurance  regulator's   decision

          applicable to  the Company conflicts  with the majority  of other state regulators,  then the  Company will withdraw  the Account's investment in the  Fund and terminate  this Agreement within  six months after the Board informs the Company in writing that it has determined  that  such  decision  has created  an  irreconcilable material  conflict; provided, however,  that such  withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a

          majority  of the disinterested members  of the Board.   Until the

          end of the foregoing six month period, the Fund shall continue to accept and implement orders  by the Company for the  purchase and

          redemption  of   shares  of  the  Fund,   subject  to  applicable

          regulatory limitation.

                    7.6. For purposes  of Sections 7.3 through  7.6 of this

          Agreement, a majority  of the disinterested members of  the Board shall determine  whether any proposed action  adequately remedies any irreconcilable material  conflict, but in  no event will  the

          Fund  be required  to  establish a  new  funding medium  for  the

          Contracts.  The  Company shall not be required  by Section 7.3 to establish  a new funding medium for the  Contracts if an offer to do so  has been declined by vote of a majority of Contract owners materially  adversely  affected  by the  irreconcilable  material

          conflict.   In  the  event that  the  Board determines  that  any

          proposed  action  does not  adequately remedy  any irreconcilable material conflict,  then the Company will  withdraw the Account's investment in the  Fund and terminate  this Agreement within  six

          (6) months after the Board informs the Company in writing  of the foregoing determination, provided,  however, that such withdrawal and  termination shall be limited  to the extent  required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

                    7.7. If and to the  extent that Rule 6e-2 and  Rule 6e-

          3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the  Shared  Funding Exemptive  Order)  on  terms and  conditions materially different  from those contained in  the Shared Funding

          Exemptive  Order,  the  (a)  the Fund  and/or  the  Participating

          Insurance  Companies  (including  the Company),  as  appropriate,

          shall  take such reasonable steps  as may be  necessary to comply with  Rules 6e-2  and  6e-3(T), as  amended,  and Rule  6e-3,  as adopted,  to  the  extent  such rules  are  applicable;  and  (b)

          Sections 3.4, 7.1, 7.2, 7.3, 7.4,  7.5 and 7.6 of this  Agreement shall  continue in  effect  only to  the  extent that  terms  and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.



          ARTICLE VIII.  Indemnification

                    8.1. Indemnification By The Company

                    8.1(a).   The  Company  agrees  to  indemnify  and hold

          harmless the  Fund and the Adviser, each member of their Board of

          Trustees or Board of  Directors, each of their officers  and each person,  if  any, who  controls the  Fund  within the  meaning of

          Section  15  of  the  1933 Act  (collectively,  the  "Indemnified

          Parties"  for purposes of this  Section 8.1) against  any and all losses, claims,  damages, liabilities (including amounts  paid in settlement with the written consent of the Company) or litigation

          (including  reasonable legal  and other  expenses), to  which the

          Indemnified  Parties  may  become  subject  under  any   statute,
          regulation, at  common law or otherwise, insofar  as such losses,

          claims, damages,  liabilities or expenses (or  actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts; and

                         (i)       arise  out  of  or  are  based  upon any
                                   untrue   statement  or   alleged  untrue
                                   statement of any material fact contained
                                   in   the   Registration   Statement   or
                                   prospectus   for    the   Contracts   or
                                   contained  in  the  Contracts  or  sales
                                   literature  for  the  Contracts (or  any
                                   amendment  or supplement  to any  of the
                                   foregoing), or arise out of or are based
                                   upon   the   omission  or   the  alleged
                                   omission  to  state  therein a  material
                                   fact  required to  be stated  therein or
                                   necessary to make the statements therein
                                   not   misleading,  provided   that  this
                                   agreement to indemnify  shall not  apply
                                   as  to  any  Indemnified  Party  if such
                                   statement  or  omission or  such alleged
                                   statement  or  omission   was  made   in
                                   reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser; or

                         (ii) arise out of or as a result of statements or representations or
                                   wrongful  conduct  of  the   Company  or
                                   persons under its control, with respect to the sale or distribution of the Contracts, provided any such statement or representation or wrongful conduct was not made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser;

                         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund or the Adviser by or on behalf of the Company; or

                         (iv) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

          except  to the  extent  provided in  Sections  8.1(b) and  8.1(c)

          hereof.

                    8.1(b).   The  Company shall  not be liable  under this

          indemnification  provision with  respect to  any  losses, claims,

          damages, liabilities or litigation  to which an Indemnified Party would  otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified

          Party's duties or by reason of such Indemnified Party's  reckless disregard of obligations or duties under this Agreement or to the

          Fund, whichever is applicable.

                    8.1(c).   The Company  shall not  be liable under  this

          indemnification provision with respect  to any claim made against an  Indemnified Party  unless such  Indemnified Party  shall have notified the Company  in writing within  a reasonable time  after the  summons or other  first legal process  giving information of the  nature of  the  claim  shall  have  been  served  upon  such indemnified  Party (or  after such  Indemnified Party  shall have received notice  of such  service on  any designated  agent), but failure to notify the Company of any such claim shall not relieve the  Company  from  any  liability  which  it  may  have  to  the

          Indemnified Party  against whom such action  is brought otherwise than on account of  this indemnification provision.  In  case any such  action  is brought  against  the  Indemnified Parties,  the

          Company  shall be entitled to participate, at its own expense, in the defense of  such action.  The Company also  shall be entitled to assume the defense  thereof, with counsel satisfactory to  the party named in the action.  After notice from the Company to such party  of the Company's  election to assume  the defense thereof,

          the Indemnified Party  shall bear  the fees and  expenses of  any additional  counsel retained by it,  and the Company  will not be liable to such party under this Agreement  for any legal or other expenses  subsequently incurred  by  such party  independently in connection with  the defense thereof other  than reasonable costs of investigation.

                    8.1(d).   The Indemnified Parties will  promptly notify

          the Company of the commencement of  any litigation or proceedings against them in connection with the issuance or sale  of the Fund

          Shares or  the Contracts  or the  operation of the  Fund and  the

          Indemnified Parties  will provide  the Company with  all relevant information and documents requested by the Company.  For purposes of this  Section 8.1(d), the "commencement"  of proceedings shall include any  informal or  formal written communications  from the

          Securities and Exchange Commission or  its staff (or the  receipt of  information from  any other  persons or  entities) indicating that  enforcement  action  by said  Commission  or  staff may  be contemplated or forthcoming which relates to the Fund.

                    8.2. Indemnification by Adviser and Fund

                    8.2(a)(1).   The Adviser  agrees to indemnify  and hold

          harmless  the Company and each  of its trustees  and officers and each  person, if any, who controls the Company within the meaning of  Section 15 of  the 1933  Act (collectively,  the "Indemnified

          Parties"  for purposes of this  Section 8.2) against  any and all losses,  claims, damages, liabilities (including reasonable legal and  other  expenses and  amounts  paid  in  settlement with  the

          Adviser's Consent)  to which  the Indemnified Parties  may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof)  or settlements  are related to  the sale  or acquisition of the Fund's shares or the Contracts and:

                         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated
                                   therein   or   necessary  to   make  the
                                   statements   therein   not   misleading,
                                   provided   that    this   agreement   to
                                   indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company; or

                         (ii) arise out of or as a result of statements or representations or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the

                                   Contracts,  provided any  such statement
                                   or   representation  or   such  wrongful
                                   conduct  was not  made in  reliance upon
                                   and   in  conformity   with  information
                                   furnished to the Adviser or the Fund by or on behalf of the Company; or

                         (iii) arise out of any untrue statement or allegedly untrue statement of a material fact contained in a Registration Statement, prospectus or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission  to  state  therein a  material
                                   fact  required to  be stated  therein or
                                   necessary  to  make  the   statement  or
                                   statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

                         (iv) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements
                                   specified   in   Article   VI  of   this
                                   Agreement);

          except to the extent provided in Sections 8.2(b) and 8.2(c) hereof.


                    8.2(a)(2)  The Fund agrees to indemnify a n d   h o l d

          harmless   the  Indemnified  Parties   [as  defined   in  Section

          8.2(a)(1)]  against   any  and  all   losses,  claims,   damages,

          liabilities  (including reasonable  legal and other  expenses and amounts  paid in settlement with the Fund's consent) to which the

          Indemnified  Parties may  become  subject under  any statute,  at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements  are related to the sale or acquisition of the Fund's shares or the Contracts and:

                         (i)       arise  out  of  or  are  based upon  any
                                   untrue   statement  or   alleged  untrue
                                   statement of any material fact contained
                                   in   the   Registration   Statement   or
                                   prospectus of the Fund (or any amendment
                                   or supplement to any of  the foregoing),
                                   or arise  out of  or are based  upon the
                                   omission  or  the  alleged  omission  to
                                   state therein a  material fact  required
                                   to  be  stated therein  or  necessary to
                                   make   the    statements   therein   not
                                   misleading, provided that this agreement to indemnify shall not apply as to any Indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company; or

                         (ii) arise out of or as a result of statements or representations or wrongful conduct of the Fund or persons under its control with respect to the sale or distribution of Contracts, provided any such statement or representation or such wrongful conduct was not made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company; or

                         (iii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise our of or result form any other material breach of this Agreement by the Fund (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements
                                   specified   in   Article   VI  of   this
                                   Agreement);

          except  to the  extent  provided  in  Section 8.2(b)  and  8.2(c)

          hereof.

                    8.2(b).   The  Fund  and Adviser  shall  not  be liable

          under this indemnification provision  with respect to any losses,

          claims,   damages,  liabilities   or   litigation  to   which  an

          Indemnified Party  would otherwise be  subject by reason  of such

          Indemnified  Party's  willful  misfeasance, bad  faith,  or gross negligence in the performance  of such Indemnified Party's duties or by  reason of such  Indemnified Party's reckless  disregard of obligations  and duties under this Agreement or to the Company or the Account, whichever is applicable.

                    8.2(c).   The  Fund and  Adviser  shall not  be  liable

          under this  indemnification provision  with respect to  any claim made against  an Indemnified Party unless  such Indemnified Party shall  have notified  the Fund  and Adviser  in writing  within a reasonable time after  the summons or  other first legal  process giving information of  the nature  of the claim  shall have  been served  upon such  Indemnified Party  (or after  such Indemnified

          Party  shall  have  received  notice  of  such  service  on   any

          designated  agent), but failure to notify the Fund and Adviser of any such  claim shall  not relieve the  Fund or Adviser  form any liability which they  may have to  the Indemnified Party  against whom such action  is brought  otherwise than an  account of  this

          indemnification provision.   In case  any such action  is brought

          against  the  Indemnified Parties,  the Fund  or Adviser  will be entitled to participate, at its own expense, in the defense thereof. The Fund and Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the  action.  After  notice form the  Fund or Adviser  to such party of  their  election  to assume  the  defense  thereof,  the

          Indemnified  Party  shall  bear  the  fees  and expenses  of  any additional  counsel retained by it, and the Fund and Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred  by such party independently in  connection with  the  defense thereof  other than  reasonable costs of investigation.

                    8.2(d).   The Indemnified Parties will  promptly notify

          the Adviser and the Fund of the commencement of any litigation or proceedings against  the Company in connection  with the issuance or sale or the Fund  shares or the Contracts or the  operation of the Fund and the indemnified parties will provide the Adviser and

          Fund  with all  relevant information  and documents  requested by them.  For purposes of this Section 8.2(d), the "commencement" or

          proceedings   shall  include  any   informal  or  formal  written

          communications from  the Securities and  Exchange Commission, any state  regulatory authority  or their  staff (or  the receipt  of information form  any other persons or  entities) indicating that enforcement action  by said  Commission, regulatory  authority or staff  may be contemplated  or forthcoming  which relates  to the

          Fund or to the Contracts.

          ARTICLE IX.  Applicable Law

                    9.1. This   Agreement  shall   be  construed   and  the

          provisions hereof  interpreted under  and in accordance  with the laws of New York.

                    9.2. This Agreement shall be subject to the  provisions

          of the  1933, 1934 and  1940 Acts, and the  rules and regulations and rulings thereunder, including exemptions from those statutes,

          rules and  regulations as the Securities  and Exchange Commission may  grant (including,  but not  limited to,  the Shared  Funding

          Exemptive Order) and  the terms hereof  shall be interpreted  and construed in accordance therewith.



          ARTICLE X.     Termination

                    10.1 This Agreement  shall  terminate with  respect  to

          some or all Portfolios:

                         (a)  at the  option of any party  upon six month's

          advance written notice to the other parties;

                         (b)  at the  option of  the Company to  the extent

          that shares of  Portfolios are not  reasonably available to  meet the requirements of the Contracts  or are not appropriate funding

          vehicles  for  the  Contracts,   as  determined  by  the  Company

          reasonably and in good  faith.  Prompt notice of the  election to terminate for such cause  and an explanation of such  cause shall be furnished by the Company; or

                         (c)  as provided in Article VII.

                    10.2.     It is understood and agreed that the right of

          any party hereto to terminate  this Agreement pursuant to Section

          10.1(a) may be exercised for cause or for no cause.

                    10.3.     Effect of Termination.   Notwithstanding  any

          termination  of this Agreement, the  Fund shall at  the option of the Company,  continue to make available additional shares of the

          Fund  pursuant to the terms and conditions of this Agreement, for all Contracts in effect  on the effective date of  termination of this Agreement (hereinafter referred to as "Existing Contracts").

          Specifically,  without  limitation, the  owners  of  the Existing

          Contracts shall  be permitted  to reallocated investments  in the

          Fund,  redeem investments in the  Fund and/or invest  in the fund upon  the  making  of  additional  purchase  payments  under  the

          Existing  Contracts.  The  parties agrees that  this Section 10.3 shall not apply  to any  terminations under Article  VII and  the effect  of  such Article  VII terminations  shall be  governed by

          Article VII of this Agreement.



          ARTICLE XI.    Notices

                    Any  notice shall  be sufficiently  given when  sent by

          registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify to the other party.


                    If to the Fund:

                         Oppenheimer Variable Account Funds
                         3410 S. Galena Street
                         Denver, CO  80231

                         Attn:  George Bowen, Vice President, Secretary &
                                Treasurer


                    If to the Adviser:

                         Oppenheimer Management Corporation
                         2 World Trade Center
                         New York, NY  10048-0669
                         Attn:  Robert G. Galli, Executive Vice President

                    If to the Company:

                         Confederation Life Insurance and Annuity Company P.O. Box 105103
                         260 Interstate North
                         Atlanta, Georgia  30348
                         Attn:  Michele L. Abruzzo, Variable Products
                                Vice President



          ARTICLE XII.   Miscellaneous

                    12.1.     Subject to the  requirements of legal process

          and  regulatory  authority,  each  party hereto  shall  treat  as confidential  the  names  and  addresses  of  the owners  of  the

          Contracts   and   all   information  reasonably   identified   as

          confidential  in writing by any other party hereto and, except as permitted by  this Agreement, shall not  disclose, disseminate or

          utilize  such  names   and  addresses   and  other   confidential

          information without  the express written consent  of the affected party until such time as it may come into the public domain.

                    12.2.     The captions  in this Agreement  are included

          for  convenience  of  reference only  and  in  no  way define  or delineate any of the provisions hereof or  otherwise affect their construction or effect.

                    12.3.     This Agreement may be executed simultaneously

          in two or more  counterparts, each of which taken  together shall constitute one and the same instrument.

                    12.4.     If any provision  of this Agreement  shall be

          held  or made  invalid  by a  court  decision, statute,  rule  or otherwise,  the remainder of the Agreement  shall not be affected thereby.

                    12.5.     Each party hereto  shall cooperate with  each

          other   party  and   all  appropriate   governmental  authorities

          (including  without   limitation  the  Securities   and  Exchange

          Commission, the  NASD and  state insurance regulators)  and shall permit  such  authorities  reasonable  access to  its  books  and records in connection with  any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

                    12.6.     The   rights,    remedies   and   obligations

          contained in this Agreement are cumulative and are in addition to any  and all  rights,  remedies and  obligations,  at law  or  in equity,  which the parties hereto are entitled to under state and federal laws.

                    12.7.     It is  understood by  the  parties that  this

          Agreement is not an exclusive arrangement in any respect.

                    12.8.     The Company  and the Adviser  each understand

          and agree that the  obligations of the Fund under  this Agreement are  not binding upon any shareholder of the Fund personally, but bind only the Fund and  the Fund's property; the Company  and the

          Adviser  each represent that it  has notice of  the provisions of the  Declaration of  Trust  of the  Fund disclaiming  shareholder liability for acts or obligations of the Fund.

                    12.9.     The   foregoing    constitutes   the   entire

          Agreement between the parties hereto, and shall  not be modified,

          amended or assigned except  by an Agreement in writing  signed by an authorized representative of each such party.

               IN WITNESS WHEREOF,  each of the  parties hereto has  caused this Agreement  to be executed in  its name and on  its behalf by its  duly authorized representative and its  seal to be hereunder affixed as of the date specified below.

                                        Company:

                                        CONFEDERATION LIFE INSURANCE AND
                                        ANNUITY COMPANY
                                        By two authorized officers,



                                        By:


                                        Title:


                                        Date:




                                        By:


                                        Title:


                                        Date:

                                        Fund:

                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                        By its authorized officer,



                                        By:


                                        Title:


                                        Date:




                                        Adviser:

                                        OPPENHEIMER MANAGEMENT CORPORATION
                                        By its authorized officer,



                                        By:


                                        Title:


                                        Date:

                                      SCHEDULE A


          Portfolios of Oppenheimer Variable Account Funds:
                    Oppenheimer Money Fund
                    Oppenheimer High Income Fund
                    Oppenheimer Bond Fund
                    Oppenheimer Capital Appreciation Fund
                    Oppenheimer Growth Fund
                    Oppenheimer Multiple Strategies Fund

                                      SCHEDULE B



          CLIAC Separate Account A
          CLIAC Deferred Variable Account Contract

                       AMENDMENT TO THE PARTICIPATION AGREEMENT

                                        Among

                         OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                          OPPENHEIMER MANAGEMENT CORPORATION

                                         and

                   CONFEDERATION LIFE INSURANCE AND ANNUITY COMPANY



               THIS AGREEMENT,  made  and entered  into  this 28th  day  of

          February,  1991, by  and among  Confederation Life  Insurance and

          Annuity   Company,   a  Georgia   corporation   (hereinafter  the

          "Company"),  on  its own  behalf  and on  behalf of  one  or more

          segregated  asset  accounts  of  the  Company  (hereinafter   the

          "Account"), Oppenheimer Variable  Account Funds, a  Massachusetts

          business   trust  (hereinafter   the  "Fund"),   and  Oppenheimer

          Management Corporation,  a Colorado corporation  (hereinafter the

          "Adviser").

               WHEREAS, the Company, the  Fund and the Adviser (hereinafter referred  to  collectively  as  the  "Parties")  entered  into  a participation agreement,  dated July 7,  1989 (the "Participation

          Agreement"); and

               WHEREAS, the Fund has added the Global Securities  Fund (the

          "Global  Securities Fund")  as an  additional Portfolio  (as that term is defined in the Participation Agreement); and

               WHEREAS, the  Company desires to make  the Global Securities

          Fund  available to its  Contract (as that term  is defined in the

          Participation  Agreement)  owners  as  an  underlying  investment medium; and

               WHEREAS,  the  Parties  desire  to amend  the  Participation

          Agreement, in accordance  with the  terms of Section  5.4 of  the

          Participation Agreement; and

               WHEREAS, the  Parties intend to  and do hereby  reaffirm all other  provisions, sections  and schedules  of  the Participation

          Agreement;

               NOW, THEREFORE,  in consideration of their  mutual promises,

          the Fund, the Adviser and the Company agree as follows:

               1.   The Company is hereby  authorized to make an additional

          Portfolio, the Global Securities  Fund, available to its Contract owners  as an underlying investment medium and to issue shares of the Global Securities Fund to the Account.

               2.   Schedule  A to  the  Participation  Agreement shall  be

          amended as set forth in Schedule A attached hereto.


               IN WITNESS  WHEREOF, each of  the Parties hereto  has caused this Agreement  to be executed in  its name and on  its behalf by its duly authorized  representative and its seal  to be hereunder affixed as of the date specified below.


                                   Company:

                                   CONFEDERATION LIFE INSURANCE
                                   AND ANNUITY COMPANY
                                   By two authorized officers,

                                   By: /s/Michele L. Abruzzo
                                          Pension & Investment Products
                                   Title: Vice President

                                   Date: February 25, 1991



                                   By: /s/Signature

                                   Title: Vice President, Group

                                   Date: February 25, 1991




                                   Fund:

                                   OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                   By its authorized officer,


                                   By: /s/Robert G. Galli

                                   Title: Vice President

                                   Date: February 28, 1991


                                   Adviser:

                                   OPPENHEIMER MANAGEMENT CORPORATION
                                   By its authorized officer,


                                   By: /s/Robert G. Galli

                                   Title: Executive Vice President

                                   Date: February 28, 1991

                                      SCHEDULE A


          Portfolios of Oppenheimer Variable Account Funds:

                    Oppenheimer Money Fund
                    Oppenheimer High Income Fund
                    Oppenheimer Bond Fund
                    Oppenheimer Capital Appreciation Fund
                    Oppenheimer Growth Fund
                    Oppenheimer Multiple Strategies Fund
                    Oppenheimer Global Securities Fund

                                      SCHEDULE C


                                    Voting Rights


               Each Participating Insurance Company will vote the Fund Shares held in any Separate Account offered by that Participating Insurance Company at meetings of shareholders of the Fund (including meetings of shareholders of one or more Portfolios of the Fund) in accordance with instructions received from persons having the voting interest in such Separate Accounts. The person having the voting interest shall be the Contract Holder. Fund Shares as to which no timely instructions are received and Fund Shares that are not otherwise attributable to Contract Holders will be voted by each Participating Insurance Company in proportion to the instructions received from all persons furnishing timely instructions. Participating Insurance Companies are responsible for assuring that each of their Separate Accounts calculates voting privileges in a manner consistent with other Participating Insurance Companies. However, if the 1940 Act should be amended or if the present interpretation thereof should change, and as a result a Participating Insurance Company reasonably determines that it is permitted to vote the Fund Shares in its own right, it may elect to do so.

                   SECOND AMENDMENT TO THE PARTICIPATION AGREEMENT

                                        Among

                         OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                          OPPENHEIMER MANAGEMENT CORPORATION

                                         and

                   CONFEDERATION LIFE INSURANCE AND ANNUITY COMPANY



               THIS AGREEMENT, made and  entered into this 1st day  of May,

          1993,  by  and among  Confederation  Life  Insurance and  Annuity

          Company, a Georgia  corporation (hereinafter  the "Company"),  on its own behalf  and on  behalf of  one or  more segregated  asset accounts of the Company (hereinafter the "Account"),  Oppenheimer

          Variable   Account  Funds,   a   Massachusetts   business   trust

          (hereinafter the "Fund"), and Oppenheimer Management Corporation,

          a Colorado corporation (hereinafter the "Adviser").

               WHEREAS, the Company, the  Fund and the Adviser (hereinafter referred  to  collectively  as  the  "Parties")  entered  into  a participation  agreement, dated July  7, 1989 (the "Participation

          Agreement"); and

               WHEREAS, the  Fund has  added the  Strategic Bond  Fund (the

          "Strategic  Bond Fund") as an additional  Portfolio (as that term is defined in the Participation Agreement); and

               WHEREAS, the Company desires to make the Strategic Bond Fund available  to  its  Contract (as  that  term  is  defined in  the

          Participation  Agreement)  owners  as  an  underlying  investment medium; and

               WHEREAS,  the  Parties  desire to  amend  the  Participation

          Agreement, in accordance  with the  terms of Section  5.4 of  the

          Participation Agreement; and

               WHEREAS, the Parties  intend to and  do hereby reaffirm  all other  provisions, sections  and  schedules of  the Participation

          Agreement;

               NOW, THEREFORE, in consideration  of their mutual  promises,

          the Fund, the Adviser and the Company agree as follows:

               1.   The Company is hereby  authorized to make an additional

          Portfolio,  the Strategic  Bond Fund,  available to  its Contract owners  as an underlying investment medium and to issue shares of the Strategic Bond Fund to the Account.

               2.   Schedule  A  to the  Participation  Agreement shall  be

          amended as set forth in Schedule A attached hereto.



               IN WITNESS WHEREOF,  each of the  Parties hereto has  caused this Agreement  to be executed in  its name and on  its behalf by its duly authorized  representative and its seal  to be hereunder affixed as of the date specified below.


                                   Company:

                                   CONFEDERATION LIFE INSURANCE
                                   AND ANNUITY COMPANY
                                   By two authorized officers,

                                   By: /s/Signature
                                        Pension & Investment Products
                                   Title: Vice President

                                   Date: May 1, 1993

                                   By: /s/Jeffrey Morrison

                                   Title: Secretary

                                   Date: May 1, 1993




                                   Fund:

                                   OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                   By its authorized officer,


                                   By: /s/Signature

                                   Title: Assistant Secretary

                                   Date: June 9, 1993


                                   Adviser:

                                   OPPENHEIMER MANAGEMENT CORPORATION
                                   By its authorized officer,


                                   By: /s/Signature
                                          Vice President &
                                   Title: Assistant General Counsel

                                   Date: June 9, 1993

                                      SCHEDULE A


          Portfolios of Oppenheimer Variable Account Funds:

                    Oppenheimer Money Fund
                    Oppenheimer High Income Fund
                    Oppenheimer Bond Fund
                    Oppenheimer Capital Appreciation Fund
                    Oppenheimer Growth Fund
                    Oppenheimer Multiple Strategies Fund
                    Oppenheimer Global Securities Fund
                    Oppenheimer Strategic Bond Fund

                          ASSIGNMENT, ACCEPTANCE AND CONSENT


               Section 1.   Assignment.   Confederation Life  Insurance and
          Annuity Company in Rehabilitation (CLIAC), in connection with the assumption of the variable annuity contracts issued by CLIAC by, and the transfer of CLIAC Separate Account A to, Aetna Life Insurance and Annuity Company (ALIAC), hereby assigns absolutely to ALIAC effective as of the date said assumption is completed
          (the "Effective Date") all of the rights, remedies and obligations of CLIAC under the Participation Agreement between and among CLIAC, Oppenheimer Management Corporation and Oppenheimer Variable Account Funds, dated July 7, 1989, as amended on February 28, 1991 and May 1, 1993 and as attached hereto (collectively, the Participation Agreement), subject only to the following modifications:

               (i)  Section 5.4 of the Participation Agreement is deleted.
               (ii) Fund shares may only be purchased for owners of assumed CLIAC annuities which offer Oppenheimer Funds at the effective date of this Assignment.

               Section 2. Acceptance. As of the Effective Date, ALIAC hereby accepts the above assignment and assumes all of the rights, remedies and obligations of CLIAC under the Participation Agreement, subject to the deletion of Section 5.4 of the Participation Agreement; provided, however, that in no event shall ALIAC assume any liability or obligation of CLIAC under the Participation Agreement arising prior to the Effective Date. Subject to the foregoing limitation, ALIAC acknowledges and agrees that, on and after the Effective Date, the performance and obligations of CLIAC under the Participation Agreement shall be owed by ALIAC to Oppenheimer Variable Account Funds and Oppenheimer Management Corporation (collectively, Oppenheimer) and that Oppenheimer may legally bind ALIAC to such performance and obligations.

               Section  3.  Consent.  As of the Effective Date, Oppenheimer
          hereby  consents  to,  and  acknowledges  the  validity  of,  the assignment to ALIAC of all of the rights, remedies and obligations of CLIAC under the Participation Agreement, subject to the deletion of Section 5.4 of the Participation Agreement and to the other terms, conditions and limitations stated herein. Oppenheimer acknowledges and agrees that, on and after the Effective Date, the performance and obligations of Oppenheimer under the Agreement shall be owed only to ALIAC in full substitution for CLIAC, and that ALIAC may legally bind Oppenheimer to such performance and obligations.

               Section 4. Conditional Execution. Each of CLIAC, ALIAC and Oppenheimer acknowledge and agree that, notwithstanding their execution hereof, this Assignment, Acceptance and Consent will only be effective if the assumption and transfer described in
          Section 1 above is completed.

               Section  5.    Effective   Date.    For  purposes   of  this
          Assignment, Acceptance and Consent, the Effective Date is the Closing Date of the Assumption.

               IN WITNESS WHEREOF, CLIAC, ALIAC and Oppenheimer have executed this Assignment, Acceptance and Consent as of the Effective Date.

                                   CONFEDERATION LIFE INSURANCE AND ANNUITY
                                   COMPANY IN REHABILITATION



                                   By: /s/William A. O'Connell
                                        William   A.   O'Connell,  in   his
                                        official    capacity    as   Deputy
                                        Receiver  of,  and  on  behalf  of,
                                        Confederation   Life  Insurance   &
                                        Annuity Company in  Rehabilitation,
                                        but not individually


                                   AETNA LIFE INSURANCE AND ANNUITY COMPANY



                                   By: /s/Daniel E. O'Sullivan
                                        Daniel E. O'Sullivan
                                        Vice President


                                   OPPENHEIMER MANAGEMENT CORPORATION



                                   By: /s/Jon S. Fossel
                                        Jon S. Fossel, Chairman and
                                        Chief Executive Officer


                                   OPPENHEIMER VARIABLE ACCOUNT FUNDS



                                   By: /s/Jon S. Fossel
                                        Jon S. Fossel, President